BLACKROCK ETF TRUST

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 12, 2025 to the Statement of Additional Information (“SAI”) of the Funds, dated November 27, 2024, as amended or supplemented to date

Effective immediately, the Funds’ SAI is amended as follows:

The chart listing investments and investment strategies in the section entitled “Investment Objective and Policies” is amended to reflect that the Funds may invest in spot transactions and FX forwards, as follows:

	U.S. CTR	World ex U.S. CTR
Derivatives	X	X
Foreign Exchange Transactions	X	X
Spot Transactions and FX Forwards	X	X

Shareholders should retain this Supplement for future reference.

SAI-CARB-0924SUP